Exhibit 10.3

AMENDMENT NO. 1
TO THE CONSULTING AGREEMENT
BETWEEN
MIRATI THERAPEUTICS, INC, and LAURIE STELZER

    This Amendment No. 1 (the “Amendment”) is effective as of September 12, 2023 (the “Amendment Date”) by and between Mirati Therapeutics, Inc. (“Mirati”) and Laurie Stelzer (“Consultant”). Mirati and Consultant are hereinafter individually referred to as “Party” and collectively referred to as “Parties.”

Whereas, the Parties entered into a certain Consulting Agreement dated September 9, 2023 (the “Agreement”), and now wish to amend the Agreement as set forth herein;
Now, Therefore, in consideration of the foregoing premises and the mutual covenants set forth below, and for other good and valuable consideration, receipt of which is hereby acknowledged, Mirati and Consultant hereby agree as follows:

1.General. Any capitalized terms used and defined herein shall have the meaning ascribed to such terms herein and any capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.Term. The Term of the Agreement set forth in Section 5 thereof is hereby extended through and including December 31, 2023.

3.Entire Agreement and Amendment. This Amendment and the Agreement (as amended herein), and any Exhibits thereto, set forth the entire agreement and understanding of Mirati and Consultant with respect to the subject matter hereof, and supersede all prior discussions, communications, agreements and understandings relating thereto. There are no representations, warranties or covenants made or relied upon by the Parties except as expressly set forth in the Agreement and/or this Amendment.

4.Agreement Otherwise in Effect; Conflicts. Except as otherwise set forth in this Amendment, all other provisions of the Agreement remain unchanged and in effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail and control.

5.Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, Mirati and Consultant have caused this Amendment to be duly executed as of the Amendment Date first listed above.

Mirati Therapeutics, Inc. By:/s/ Charles M. Baum Name: Charles M. Baum Title: President, Interim CEO	Laurie Stelzer By:/s/ Laurie D. Stelzer

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